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EXHIBIT 10.23
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                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

                  This AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), dated as of February 9, 1998, is between CIAO CUCINA CORPORATION (the "Corporation") and CARL A. BRUGGEMEIER ("Executive").

                                    RECITALS:
                                    ---------

                  WHEREAS, the Corporation and Executive entered into an Employment Agreement dated August 1, 1996 (the Agreement"); and

                  WHEREAS, the Corporation and Executive wish to amend the Agreement as provided herein;

                  NOW, THEREFORE, the parties hereby agree as follows:

                  1. Paragraph 2 of the Agreement is hereby deleted and replaced with the following:

                  The term of Executive's employment under this Agreement shall terminate at 12:00 PM EST on December 31, 1998.

                  2. Paragraph 3(a) of the Agreement is hereby deleted and replaced with the following:

                  The Corporation shall pay Executive during the term of this Agreement an annual base salary of $130,000.00, payable biweekly.

                  3. Paragraph 3(d) of the Agreement is hereby deleted and replaced with the following:

                  Effective March 1, 1998, and for the remainder of the terms of this Agreement, Executive shall receive a monthly car allowance of $450.00.

                  4. In consideration for the Agreements of Executive herein, the Corporation shall pay Executive simultaneously with Executive's execution hereof an amount equal to $23,500, representing: (a) deferred and unpaid salary of $22,000 due Executive under the Agreement for the period September 8, 1997 through February 8, 1998; and (b) deferred and unpaid car allowance of $1,500 for the months of September, October, November and December of 1997, and January and February of 1998.

                  5. Except as amended hereby, the Agreement shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.


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EXHIBIT 10.23
-------------

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


Witnessed By:                        CIAO CUCINA CORPORATION


/s/ Gary Salazar                     By: /s/ Catherine C. Jetter
-------------------------                ------------------------------

/s/ Laura K. Robinson                Title: Exec. Vice President/CFO
-------------------------                 -------------------------------

                                     EXECUTIVE:

/s/ Laura Robinson
-------------------------
                                     /s/ Carl A. Bruggemeier
                                     ------------------------------------
                                     CARL A. BRUGGEMEIER
/s/ Gary Salazar
-------------------------



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